Spirit MTA REIT, Inc. Path Forward Update II

Pg. 2 FORWARD-LOOKING STATEMENTS AND RISK FACTORS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt and equity financing to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, risks and uncertainties related to the completion and timing of Spirit's proposed spin-off of certain properties leased to ShopKo, the assets that collateralize Master Trust 2014 and potentially other assets, and the impact of the spin-off on Spirit's business, and other additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016, and Quarterly Report on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of any securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state. The information contained herein is preliminary and subject to change and may be superseded in its entirety by further updated materials. The future performance of Spirit and its subsidiaries and their respective assets may differ significantly from the past performance of Spirit and its subsidiaries and their prior securitizations. Neither Spirit nor any of its subsidiaries make any representation as to the accuracy or completeness of the information contained herein. The information provided may not reflect all information known to professionals in every business area of Spirit or its subsidiaries. Certain data set forth herein has been obtained from third parties. Neither Spirit and its subsidiaries, nor any of their respective affiliates have independently verified the accuracy of such data. This information is not intended to provide and should not be relied upon for accounting, legal or tax advice or investment recommendations. You should consult your own counsel, tax, accountant, regulatory and other advisors as to such matters.

ILLUSTRATIVE SPIN-OFF OVERVIEW

What are we solving for?

- Removal of Impediments
- Deleveraging Capital Structure
- Accretion to NAV
- Accretion to Growth
- Simplicity & Flexibility
- Actionability

SPIRIT REALTY

Improved Credit Metrics Targets

Anticipated Assets
- $5.2B Real Estate Investment
- 1,524 Owned Properties
- $379MM in Annual Contractual Rent
  - Over 45% Investment Grade Equivalent Tenants[1]
  - Initially 5x or Below Adj. Debt/ Ann. Adj. EBITDA[2]
  - Very Diverse Tenancy and Industries
  - 270 Tenants

INTERCOMPANY ⟷ AGREEMENTS

SPIRIT MASTER TRUST

A+ MTN Program Rating S&P

Anticipated Assets
- $2.8B Real Estate Investment
- 899 Owned Properties
- $230MM in Annual Contractual Rent
  - 78% Provide Unit Level Financials
  - Maximize ShopKo Unencumbered Investment
  - 59% Master Leases
  - 196 Tenants

INVESTMENT STRATEGY - GOOD REAL ESTATE

- Investment Grade
- Larger Portfolios

- Small & Medium Tenants with Master Leases
- Unit Level Financial Reporting

Note: Data as of 9/30/17

(1) Based on either public rating or Expected Default Frequency score as of September 30, 2017
(2) Requires raising approximately $300MM of incremental loan proceeds capital to reach target

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Pg. 4 SPIRIT MASTER TRUST MISSION STATEMENT Reinforce Master Trust A into a best in class portfolio by aggressively pursuing: (a) monetization and capital recycling of ShopKo owned stores, (b) select ShopKo redevelopments, and (c) select ShopKo outparcel QSRs and casual dining development in the first 24 months post spin Master Trust A will provide long term financing for assets redeployed by ShopKo proceeds consistent with our Heat Map and Property Rankings − Provide stability for Spirit Master Trust to execute its mission statement in first 24 months post transaction − Strong operational results and continued sponsorship of ABS program −Optimal execution of ShopKo disposition strategy and reinvestment strategy − Provide Spirit Master Trust optionality to consider alternatives What are we solving for?

Pg. 5 PATH FORWARD UPDATE • Spirit currently anticipates completing the spin-off of Spirit MTA REIT, Inc. (“Spirit Master Trust”) in early 2nd quarter of 2018 (NYSE Ticker “SMTA”) • Spirit is considering adding $200 million of additional assets into Spirit Master Trust to optimize the financing proceeds • Spirit intends to confidentially file our Form 10 Document with the SEC in late November / early December • Spirit expects more than $400 million in proceeds through CMBS and/or ABS issuance • Anticipates closing financings by early first quarter 2018 • There is no single tenant issue that would prevent Spirit from effecting the spin • Spirit Realty anticipates having ownership interests in Spirit Master Trust REIT comprised of preferred stock, common stock and retained MTA notes Spirit Realty Spirit Master Trust Asset Management Agreement $100 million Preferred Stock, 10% Common and 5% retained MTA notes MTA ShopKo & CMBS Assets Property Management Agreement

Pg. 6 SERVICES PROVIDED BY SPIRIT REALTY TO SMTA Administration • Maintain ABS data tapes • Provide monthly ABS remittance reports • Capital allocation decisions Asset Management Servicing • Blend and extending of leases • Dispositions of assets • Restructuring of leases if necessary Property Management Agreement • Lease administration services, including any development or redevelopment of assets Restructuring Services • To the extent that “Specially Serviced Assets” exist within Master Trust A Research and Property Ranking • Support of entire portfolio on an annual basis • All acquisitions and dispositions ranked by asset management in a manner which Spirit currently operates Other • Full accounting, cash management, legal, financing activities and IT services

Pg. 7 PROPOSED FEE STRUCTURE • Asset Management Fee: annual fixed fee of $20 million for first 3 years and retain variable annual property management fee (“PMA”) of approximately $6 million. Initial term of three years, annual renewable thereafter • Termination Fee (annual multiple of management and PMA fees):  3x first 18 months  2x next 12 months  1x thereafter • One-Time Promote Fee  Only triggered upon the earlier of change in control of Spirit Master Trust and/or termination of Asset Management Agreement without cause on or after 3.5 years  10% return after 10% Total Shareholder Return  20% return after 15% Total Shareholder Return • 18 Month Fee Cap  Termination and Promote Fee: cap of $100 million in first 18 months

Pg. 8 PROPOSED BOARD OF DIRECTORS • Total of 6 directors  4 independent, including 1 SRC board member who will transfer over and will be Lead Independent Director  Spirit Master Trust CEO  Jackson Hsieh, non-executive Chairman of the Board • Executive search firm engaged by SRC BOD to fill available Board positions • Dedicated CEO  Employee of SRC, dedicated to Spirit Master Trust  Utilize all of the asset management, credit, acquisition, legal and finance / accounting resources of SRC to focus on executing Mission Statement

Pg. 9 PROPOSED INVESTMENT STRATEGY POLICY • Investment Strategy: Industry Heat Map and Property Ranking System used for investment process. SRC pre-screen and investment process utilized on behalf of Spirit Master Trust • Investment Policy:  Any acquisition or disposition greater than $25 million (appx 10% of revenues; 1% of assets) must be approved by a majority of independent Spirit Master Trust directors  Any acquisition or disposition less than $25 million to be approved by SRC Investment Committee. Spirit Master Trust CEO will be a standing, voting member of SRC Investment Committee  Investment Committee will rotate potential acquisitions between SRC and Spirit Master Trust and will be subject to available liquidity

Pg. 10 CONFLICTS OF INTEREST POLICY • The following transactions require majority approval of the Independent Directors of Spirit Master Trust:  Joint portfolio acquisition by SRC and Spirit Master Trust.  Baseball draft (alternating) for determining which entity purchases which property  Sale of portfolio or individual assets from SRC to Spirit Master Trust  Acquisition of portfolio or individual assets by SRC from Spirit Master Trust  Joint Venture of a portfolio or asset between SRC and Spirit Master Trust

Pg. 11 ILLUSTRATIVE APPLICATION OF INVESTMENT POLICY • 4 potential acquisitions presented to Investment Committee: 1. $50 million C-store portfolio 2. $15 million QSR portfolio 3. $30 million Movie Theater portfolio 4. $100 million Industrial building  Selection Process 1. SRC’s Turn: Investment Committee evaluates on behalf of SRC – Approves 2. SMTA’s Turn: Investment Committee evaluates on behalf of Spirit Master Trust – Approves (less than $25 million so no BOD approval required) 3. SRC’s Turn: Investment Committee evaluates on behalf of SRC – Declines. Investment Committee evaluates on behalf of Spirit Master Trust – Approves (greater than $25 million - must then go to Spirit Master Trust BOD for approval) 4. SMTA’s Turn: Investment Committee evaluates on behalf of Spirit Master Trust – Declines. Investment Committee evaluates on behalf of SRC – Approves